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                                                                    Exhibit 99.2



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NEITHER THIS CONVERTIBLE DEBENTURE NOR ANY SHARES OF COMMON STOCK ISSUED UPON
CONVERSION HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO IMP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                    IMP, INC.

                        AMENDED AND RESTATED CONVERTIBLE
                        DEBENTURE DUE SEPTEMBER 28, 2002

$3,500,000.00                                                 September 28, 2001
                                                            San Jose, California

               FOR VALUE RECEIVED, IMP, INC., a Delaware corporation (the "Company"), unconditionally promises to pay to TEAMASIA SEMICONDUCTORS (INDIA) LTD., a private limited company formed under the laws of the Republic of India with registered offices located at 3-4-526/15 Lingampally, Hyderabad 500 027, India ("TSIL"), in the manner and at the place hereinafter provided, the principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00), together with accrued interest from June 28, 2001, on September 28, 2002 (the "Maturity Date").

               Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 8 hereof.

               Interest shall accrue on the principal amount of this Convertible Debenture at the prime rate as set forth in the Wall Street Journal from time to time and shall be payable in cash on the Maturity Date. All computations of interest shall be made on the basis of a 365 day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day). In no event shall the interest rate payable in connection with this Convertible Debenture exceed the maximum rate of interest permitted to be charged under applicable law. All payments in connection with this Convertible Debenture shall be subject to applicable withholding.

               The November Convertible Debenture and the December Convertible Debenture have previously been delivered to the Company by TSIL and, upon the issuance of this Convertible Debenture, shall be cancelled and all of the rights of the parties thereunder terminated without further obligation.

        1. PAYMENTS.

               (a) All payments of principal and interest in respect of this Convertible Debenture shall be made in lawful money of the United States of America in same day funds to such account as TSIL may direct. Notwithstanding the foregoing, at the election of TSIL in its


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sole discretion all or any portion of the payments of principal in respect of this Convertible Debenture shall be made through the issuance to TSIL or, subject to the provisions of Section 10, its assignee of a number of shares (the "Shares") of Common Stock equal to quotient of the principal amount of this Convertible Debenture, or applicable portion thereof, divided by $3.45 (giving effect to the 1-for-5 reverse split of the Common Stock effective upon the close of business in Delaware on September 26, 2001) (the "Conversion Price"), subject to adjustment as set forth in Section 1(b) below. By way of example, in the event that TSIL elects to convert the full principal amount of this Convertible Debenture into Shares, the Company shall issue to TSIL an aggregate of 1,014,493 Shares. In the event that TSIL elects to receive Shares, the issuance of Shares shall constitute repayment in full of the principal amount of this Convertible Debenture, or applicable portion thereof, and all obligations of the Company hereunder (other than the payment of accrued interest). Whenever any payment on this Convertible Debenture is stated to be due on a day that is not a Business Day, such payment shall instead be made on the next Business Day.

               (b) ADJUSTMENT OF CONVERSION PRICE AND NUMBER OF SHARES. The number of and kind of securities to be issued upon conversion of this Convertible Debenture and the Conversion Price shall be subject to adjustment from time to time as follows:

                      (i) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the Maturity Date subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend or stock split with respect to its Common Stock, the number of Shares issuable on the conversion of this Convertible Debenture shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Conversion Price per share, but the aggregate Conversion Price payable for the total number of Shares issuable under this Convertible Debenture (as adjusted) shall remain the same. Any adjustment under this Section 1(b)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                      (ii) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination, stock dividend or stock split provided for in Section 1(b)(i) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to TSIL, so that TSIL shall have the right at any time prior to the expiration of this Convertible Debenture to purchase, at a total price equal to that payable upon the conversion of this Convertible Debenture, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by TSIL of the same number of shares of Common Stock as were purchasable by TSIL immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of TSIL so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon conversion hereof, and appropriate adjustments shall be made to the Conversion Price per share payable hereunder, provided the aggregate Conversion Price shall remain the same.

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                      (iii) Notice of Adjustment. When any adjustment is
required to be made in the number or kind of shares issuable upon conversion of this Convertible Debenture, or in the Conversion Price, the Company shall promptly notify TSIL of such event and of the number of shares of Common Stock or other securities or property thereafter issuable upon conversion of this Convertible Debenture.

        2. COVENANTS. Unless waived by TSIL in writing, the Company covenants and agrees that until this Convertible Debenture is paid in full it will:

               (a) promptly provide to TSIL after their becoming available:

                      (i) copies of all financial statements, stockholder reports and proxy statements which the Company shall have sent to its stockholders generally;

                      (ii) internally prepared interim financial statements and cash flow projections, in each case as and when such documents are prepared; and

                      (iii) copies of all information, documents and other reports, if any, that the Company is required to file with the Commission under Section 13 or Section 15(d) of the Exchange Act;

               (b) promptly provide to TSIL all financial and operational information with respect to the Company as TSIL may reasonably request;

               (c) within one (1) Business Day after becoming aware of the occurrence of an Event of Default (as defined below) or an event, act or condition that, with notice or lapse of time or both, would constitute an Event of Default, provide TSIL with a certificate of the chief executive officer or chief financial officer of the Company specifying the nature thereof and the Company's proposed response thereto;

               (d) preserve and maintain its corporate existence and all of its rights, privileges, property and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly, efficient and regular manner;

               (e) comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, a breach of which would materially adversely affect the consolidated financial condition of the Company;

               (f) not declare or pay any dividends or make any distribution to holders of its equity securities or purchase, redeem or otherwise acquire or retire for value any of its equity securities or any warrants, rights or options to purchase or acquire any equity securities; and

               (g) use reasonable efforts to grant to TSIL within 60 days or soon thereafter a security interest securing the performance of the Company's obligations hereunder, which security interest shall be subordinate only to the security interest granted to the Company's senior lender and present or future equipment lessors or similar providers of purchase money financing provided that in such case the liens are limited to the property acquired. In connection with future financing arrangements between the Company and a potential senior lender approved by the Company's Board of Directors, TSIL agrees to execute and deliver such documents,

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agreements, certificates and instruments as may reasonably be necessary to subordinate its security interest to the security interest to be granted to such senior lender.

               (h) not merge or consolidate with any other Person, or sell, lease or otherwise dispose of all or any substantial part of its property or assets to any other Person outside the ordinary course of business (each, a "Transaction"), unless in connection with any such Transaction the Company repays in full the principal amount, together with accrued interest from June 28, 2001 to the effective date of such Transaction, outstanding under this Convertible Debenture, subject to TSIL's rights to convert the principal amount of this Convertible Debenture into Shares.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to TSIL that:

               (a) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own and operate its properties, to transact the business in which it is now engaged and to execute and deliver this Convertible Debenture.

               (b) This Convertible Debenture constitutes the duly authorized, legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

               (c) All consents and grants of approval required to have been granted by any Person in connection with the execution, delivery and performance of this Convertible Debenture have been granted.

               (d) The execution, delivery and performance by the Company of this Convertible Debenture do not and will not (i) violate any law, governmental rule or regulation, court order or agreement to which it is subject or by which its properties are bound or the charter documents or by-laws of the Company or
(ii) result in the creation of any lien or other encumbrance with respect to the property of the Company.

               (e) There is no action, suit, proceeding or governmental investigation pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective assets which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, or the ability of the Company to comply with its obligations hereunder.

               (f) Since December 31, 2000 there has been no material adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, except as otherwise discussed among the Company's directors at meetings of the Company's Board of Directors held on April 25, 2001, May 7-10, 2001, May 31, 2001, June 12, 2001, June 15, 2001, June 21, 2001, July 23, 2001 and September
25, 2001.

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               (g) The Company is not in default under any provisions of its charter documents or bylaws or under any provisions of any franchise, contract, agreement, lease or other instrument to which it is a party or by which it or its property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation, which default or violation could affect adversely in any material manner the business, assets or financial condition of the Company, except as otherwise discussed among the Company's directors at meetings of the Company's Board of Directors held on April 25, 2001, May 7-10, 2001, May 31, 2001 June 12, 2001, June 15, 2001, June 21, 2001, July 23, 2001
and September 25, 2001.

               (h) The Company has reserved 1,014,493 shares of Common Stock for issuance pursuant to the provisions of this Convertible Debenture.

               (i) This Convertible Debenture and the transactions contemplated hereby have been approved by (1) a committee (the "Independent Committee") of the independent member of the Company's Board of Directors and (2) upon the recommendation of the Independent Committee, the Company's Board of Directors unanimously.

               (j) Based on representations of Subba Mok LLC, a Delaware limited liability company (the "Purchaser"), contained in the Stock Purchase Agreement, dated as of September 28, 2001 (the "Stock Purchase Agreement"), (i) the Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has the power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted, (ii) the initial members of the Purchaser are Subba Rao Pinamaneni, K.Y. Mok, Dilip Kumor V. Lakhi, John Chu, Sugriva Reddy, Tarsaim Batra, Moiz Khambaty and Sam Lee; and (iii) Subba Rao Pinamaneni is the sole managing member of the Purchaser.

               (k) The Company has advised TSIL that it would be unable to meet its obligations as they become due without (i) the contribution to capital contemplated by the Stock Purchase Agreement and (ii) restructuring the payments under the November Convertible Debenture and December Convertible Debenture.

        4. REPRESENTATIONS AND WARRANTIES OF TSIL. TSIL and, if applicable, TSIL's assignee hereby represent and warrant to the Company that:

               (a) TSIL is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the power and authority to execute and deliver this Convertible Debenture.

               (b) This Convertible Debenture constitutes the duly authorized, legally valid and binding obligation of TSIL, enforceable against TSIL in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

               (c) Any Shares acquired by TSIL will be acquired for investment for the TSIL's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and TSIL has no present intention of selling, granting any participation in, or otherwise distributing the same.

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               (d) TSIL does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

               (e) TSIL has not been formed for the specific purpose of acquiring the Shares.

               (f) TSIL has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has had an opportunity to review the Company's facilities. TSIL understands that such discussions were intended to describe the aspects of the Company's business which it believes to be material.

               (g) TSIL understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of TSIL's representations as expressed herein. TSIL understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, TSIL must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. TSIL further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of TSIL's control, and which the Company is under no obligation and may not be able to satisfy.

               (h) TSIL understands that the Shares, and any securities issued in respect of or exchange for the Shares, may bear, in addition to any legend required by the Blue Sky laws of any state to the extent such laws are applicable, the following legend:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (i) TSIL is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

               (j) TSIL has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Convertible Debenture, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. TSIL's continued beneficial ownership of the Shares will not violate any applicable securities or other laws of TSIL's jurisdiction.

        5. CONDITIONS TO EFFECTIVENESS. This Convertible Debenture shall become effective upon the receipt by TSIL of an executed copy of this Convertible Debenture (the date of such receipt being referred to herein as the "Effective Date"):

        6. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default":

               (a) failure of the Company to pay any principal or interest under this Convertible Debenture when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, or failure of the Company to pay any other amount due under this Convertible Debenture within five Business Days after the date due;

               (b) failure of the Company to pay, or the default in the payment of, any amount due under or in respect of any promissory note, indenture or other agreement or instrument relating to any indebtedness owing by the Company, to which the Company is a party or by which the Company or any of its property is bound under which amounts outstanding exceed $1,000,000 beyond any grace period provided;

               (c) failure of the Company to perform or observe any other term, covenant or agreement to be performed or observed by it pursuant to this Convertible Debenture which remains uncured for five days after written notice;

               (d) any representation or warranty made by the Company to TSIL in connection with this Convertible Debenture shall prove to have been false in any material respect when made;

               (e) any order, judgment or decree shall be entered against the Company decreeing the dissolution or split-up of the Company;

               (f) suspension of the usual business activities of the Company or the complete or partial liquidation of the Company's business;

               (g) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its respective subsidiaries in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Company or any of its respective subsidiaries under any applicable bankruptcy, insolvency or any other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its respective subsidiaries or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or any of its respective subsidiaries for all or a substantial part of its property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued

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against any substantial part of the property of the Company or any of its respective subsidiaries, and, in the case of any event described in this clause
(ii), such event shall have continued for 90 days unless dismissed, bonded or discharged;

               (h) an order for relief shall be entered with respect to the Company or any of its respective subsidiaries or the Company or any or its respective subsidiaries shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Company or any of its respective subsidiaries shall make an assignment for the benefit of creditors; or the Company or any of its respective subsidiaries shall be unable or fail, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of the Company or any of its respective subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing; or

               (i) the Company shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Convertible Debenture or any endorsement of this Convertible Debenture or any other obligation to TSIL.

        7. REMEDIES. Upon the occurrence of any Event of Default specified in
Section 6(g) or 6(h) above, the principal amount of this Convertible Debenture shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Company). Upon the occurrence and during the continuance of any other Event of Default TSIL may, by written notice to the Company, declare the principal amount of this Convertible Debenture to be due and payable, and the principal amount of this Convertible Debenture shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Company). In addition to the foregoing, upon the occurrence of any Event of Default specified in Section 6(a), TSIL may, by written notice to the Company, set off against the principal amount of this Convertible Debenture any invoiced amount payable by TSIL to the Company relating to the purchase by TSIL of wafers manufactured by the Company.

        8. DEFINITIONS. The following terms used in this Convertible Debenture shall have the following meanings (and any of such terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference):

               "Business Day" means any day other than a Saturday, Sunday or legal holiday under the laws of the State of California or any other day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

               "Commission" means the Securities and Exchange Commission.

               "Common Stock" means the Company's common stock, par value $0.01 per share.

               "December Convertible Debenture" means the Convertible Debenture Due June 18, 2001 issued on December 18, 2000 by the Company to TSIL.

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               "December Stock Purchase Agreement" means the Phase 2 Stock
Purchase Agreement, dated as of December 15, 1999, by and between the Company and Teamasia Semiconductors PTE Ltd., a Singapore corporation.

               "Event of Default" means any of the events set forth in Section
6.

               "November Convertible Debenture" means the Convertible Debenture Due May 28, 2001 issued on November 28, 2000 by the Company to TSIL.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Person" means any individual, partnership, joint venture, firm, corporation, association, bank, trust or other enterprise, whether or not a legal entity, or any government or political subdivision or any agency, department or instrumentality thereof.

               "Securities Act" means the United States Securities Act of 1933, as amended.

        9. REGISTRATION RIGHTS

               (a) Piggy-Back Registrations. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents, it shall send to TSIL written notice of such determination and, if within fifteen (15) days after receipt of such notice, TSIL shall so request in writing, the Company shall use its diligent efforts to include in such registration statement all or any part of the Registrable Shares (as defined below) TSIL requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Shares with respect to which TSIL has requested inclusion hereunder. For the purposes of this Section 9, "Registrable Shares" shall mean and include (i) any shares of Common Stock held by TSIL and its affiliates as of the date of this Convertible Debenture and (ii) any shares of Common Stock issued to TSIL and its affiliates pursuant to the provisions of this Convertible Debenture; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale of such shares pursuant to a registration statement or Rule 144 under the Securities Act.

               (b) Registrations on Form S-1 or Form S-3. In addition to the rights provided TSIL in Section 9(a) above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-1 or Form S-3 (or any equivalent successor form promulgated by the Commission), then the Company shall provide TSIL with the following rights:

                      (i) Upon the written request of TSIL, the Company shall so notify TSIL, and then shall, as expeditiously as possible, use its diligent efforts to effect qualification and registration under the Securities Act on Form S-1 or Form S-3 of all or such portion of the Registrable Shares as TSIL shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 9(b) unless the market value of the Registrable Shares to be sold by TSIL in any such registration shall be at least $2,000,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect (w) any registration prior to December 15, 2000; (x) a registration during the three (3) months thereafter pursuant to this Section 9(b) unless the Registrable Shares are less than twenty percent (20%) of the shares of Common Stock purchased by affiliates of TSIL pursuant to the December Stock Purchase Agreement (the "Purchased Shares"); (y) a registration during each three (3) month period thereafter pursuant to this Section 9(b) unless the Registrable Shares are less than twenty percent (20%) of the then-remaining Purchased Shares and (z) more than five registrations in the aggregate pursuant to this Section 9(b).

                      (ii) In the event that, in a registration under this 9(b) which is effected through an underwriter, the underwriter imposes a limitation on the number of Registrable Shares which may be included in the registration statement in order to effect an orderly public distribution, then the Company shall exclude from such registration statement, first, all shares which are not Registrable Shares, and second, Registrable Shares which are requested to be included pursuant to Section 9(a).

               (c) The parties agree that the provisions of this Section 9 solely restate, and shall not amend, modify or supplement, the rights of TSIL and its affiliates pursuant to the December Stock Purchase Agreement.

        10. MISCELLANEOUS.

               (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered as follows: if to the Company, at its address specified opposite its signature below with a copy to Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025, Attention: William Davisson; and if to TSIL, at the address set forth on the signature page hereto with a copy to HSBC Private Equity (Asia) Limited, Level 17, 1 Queen's Road Central, Hong Kong; or in each case at such other address as shall be designated by TSIL or the Company. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by over-night courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

               (b) Each of the Company and TSIL shall pay its own respective legal, accounting, advisory and other fees, and all out-of-pocket expenses incurred in connection with the transactions contemplated herein and will not look to the other party for any contribution toward such expenses, provided that the Company promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection and enforcement of this Convertible Debenture.

               (c) The parties acknowledge that Latham & Watkins has solely represented the Company in connection with the negotiation, preparation and execution of this Convertible Debenture and the transactions described herein.

               (d) No failure or delay on the part of TSIL or any other holder of this Convertible Debenture to exercise any right, power or privilege under this Convertible Debenture and no course of dealing between the Company and TSIL shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Convertible Debenture are cumulative to, and not exclusive of, any rights or remedies that TSIL would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of TSIL to any other or further action in any circumstances without notice or demand.

               (e) The Company hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

               (f) If any provision in or obligation under this Convertible Debenture shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               (g) Neither the Company nor TSIL shall assign any of its rights or delegate any of its obligations under this Convertible Debenture to any third party without the prior written consent of the other party, provided that TSIL may assign its rights under this Convertible Debenture to Teamasia Mauritius or an affiliate of Teamasia Mauritius. This Convertible Debenture is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

               (h) THIS CONVERTIBLE DEBENTURE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

               (i) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY ARISING OUT OF OR RELATING TO THIS CONVERTIBLE DEBENTURE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OR COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS CONVERTIBLE DEBENTURE THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS CONVERTIBLE DEBENTURE. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address set forth below it signature hereto, such service to become effective seven days after such mailing. Nothing herein shall affect the right of TSIL or any holder of this Convertible Debenture to serve process in any


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

other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Convertible Debenture brought in the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               (j) THE COMPANY AND, BY THEIR ACCEPTANCE OF THIS CONVERTIBLE DEBENTURE, TSIL AND ANY SUBSEQUENT HOLDER OF THIS CONVERTIBLE DEBENTURE, HEREBY IRREVOCABLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OR ACTION BASED UPON OR ARISING OUT OF THIS CONVERTIBLE DEBENTURE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS CONVERTIBLE DEBENTURE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Company and, by their acceptance of this Convertible Debenture, TSIL and any subsequent holder of this Convertible Debenture, each (i) acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this relationship, and that each will continue to reply on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS CONVERTIBLE DEBENTURE. In the event of litigation, this provision may be filed as a written consent to a trial by the court.

               (k) The Company hereby waives the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code
Section 1654, which would otherwise require that the provisions of this Convertible Debenture be construed or interpreted most strongly against the party responsible for the drafting thereof.

               (l) This Convertible Debenture may be amended only pursuant to a written amendment executed by each of the Company and TSIL.

                            (Signature Page Follows)

               IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.

                                            IMP, INC.

                                            BY:    /S/ RALPH BRANDI
                                                  ------------------------------
                                            NAME:  Ralph Brandi
                                            TITLE: Director
                                            ADDRESS: 2830 North First Street
                                                     San Jose, California 95134


                                            TEAMASIA SEMICONDUCTORS
                                            (INDIA) LTD.

                                            BY:    /S/
                                                  ------------------------------
                                            NAME:
                                                  ------------------------------
                                            TITLE:
                                                  ------------------------------
                                            ADDRESS: 3-4-526/15 Lingampally
                                                     Hyderabad 500 027, India



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